Guarantees and Other Commitments	12 Months Ended
Dec. 31, 2023
Guarantees [Abstract]
Guarantees and Other Commitments

Note 17: Guarantees and Other Commitments
Guarantees are contracts that contingently require us to make payments to a guaranteed party based on an event or a change in an underlying asset, liability, rate or index. Table 17.1 shows carrying value and maximum exposure to loss on our guarantees.

Table 17.1: Guarantees – Carrying Value and Maximum Exposure to Loss

		Maximum exposure to loss
(in millions)	Carrying value of obligation	Expires in one year or less	Expires after one year through three years	Expires after three years through five years	Expires after five years	Total	Non-investment grade
December 31, 2023
Standby letters of credit (1)	$90	14,211	5,209	2,931	105	22,456	7,711
Direct pay letters of credit (1)	8	1,446	2,268	247	5	3,966	957
Loans and LHFS sold with recourse	72	249	2,957	3,385	7,228	13,819	10,612
Exchange and clearing house guarantees	—	13,550	—	—	—	13,550	—
Other guarantees and indemnifications (2)	22	687	854	116	463	2,120	634
Total guarantees	$192	30,143	11,288	6,679	7,801	55,911	19,914
December 31, 2022
Standby letters of credit (1)	$112	14,014	4,694	3,058	53	21,819	7,071
Direct pay letters of credit (1)	13	1,593	2,734	465	5	4,797	1,283
Loans and LHFS sold with recourse	16	322	1,078	3,408	8,906	13,714	11,399
Exchange and clearing house guarantees	—	4,623	—	—	—	4,623	—
Other guarantees and indemnifications (2)	—	548	1	10	201	760	515
Total guarantees	$141	21,100	8,507	6,941	9,165	45,713	20,268
(1)Standby and direct pay letters of credit are reported net of syndications and participations.
(2)Includes indemnifications provided to certain third-party clearing agents. Estimated maximum exposure to loss was $7 million and $157 million with related collateral of $27 million and $1.3 billion as of December 31, 2023 and 2022, respectively.
Maximum exposure to loss represents the estimated loss that would be incurred under an assumed hypothetical circumstance, despite what we believe is a remote possibility, where the value of our interests and any associated collateral declines to zero. Maximum exposure to loss estimates in Table 17.1 do not reflect economic hedges or collateral we could use to offset or recover losses we may incur under our guarantee agreements. Accordingly, these amounts are not an indication of expected loss. We believe the carrying value is more representative of our current exposure to loss than maximum exposure to loss. The carrying value represents the fair value of the guarantee, if any, and also includes an ACL for guarantees, if applicable. In determining the ACL for guarantees, we consider the credit risk of the related contingent obligation.
For our guarantees in Table 17.1, non-investment grade represents those guarantees on which we have a higher risk of performance under the terms of the guarantee, which is determined based on an external rating or an internal credit grade that is below investment grade, if applicable.

STANDBY LETTERS OF CREDIT  We issue standby letters of credit, which include performance and financial guarantees, for customers in connection with contracts between our customers and third parties. Standby letters of credit are conditional lending commitments where we are obligated to make payment to a third party on behalf of a customer if the customer fails to meet their contractual obligations. Total maximum exposure to loss includes the portion of multipurpose lending facilities for which we have issued standby letters of credit under the commitments.

DIRECT PAY LETTERS OF CREDIT We issue direct pay letters of credit to serve as credit enhancements for certain bond issuances. Beneficiaries (bond trustees) may draw upon these instruments to make scheduled principal and interest payments, redeem all outstanding bonds because a default event has occurred, or for other reasons as permitted by the agreement.

LOANS AND LHFS SOLD WITH RECOURSE  For certain sales and securitizations of loans, predominantly to GSEs, we provide recourse to the buyer for certain losses. Certain arrangements require that we share in the credit risk of the loans, substantially all of which are commercial real estate mortgage loans, where we provide recourse up to 33.33% of actual losses incurred on a pro-rata basis in the event of borrower default. The maximum exposure to loss represents the outstanding principal balance of the loans sold or securitized that are subject to recourse provisions or the maximum losses per the contractual agreements. However, we believe the likelihood of loss of the entire balance due to these recourse agreements is remote, and amounts paid can be recovered in whole or in part from the sale of collateral.

EXCHANGE AND CLEARING HOUSE GUARANTEES  We are members of several securities and derivatives exchanges and clearing houses, both in the U.S. and in countries outside the U.S., that we use to clear our trades and those of our customers, including customers for whom we act as sponsoring member. It is common that all members in these organizations are required to collectively guarantee the performance of other members of the organization. Our obligations under the guarantees are generally a pro-rata share based on either a fixed amount or a multiple of the guarantee fund we are required to maintain with these organizations. Some membership rules require members to assume a pro-rata share of losses resulting from another member’s default or from non-member default losses after applying the guarantee fund. We have not recorded a liability for these arrangements as of the dates presented in Table 17.1 because we believe the likelihood of loss is remote. In 2023, we began acting as a sponsoring member under the Fixed Income
Clearing Corporation’s (FICC) sponsored repo service, where we guarantee the performance of our clients’ obligations to the FICC. We minimize our liability under these guarantees by obtaining a secured interest in the collateral that our clients place with the FICC.

OTHER GUARANTEES AND INDEMNIFICATIONS We have contingent performance arrangements related to various customer relationships and lease transactions. We are required to pay the counterparties to these agreements if third parties default on certain obligations.
Under certain factoring arrangements, we may be required to purchase trade receivables from third parties, if receivable debtors default on their payment obligations.
We use certain third-party clearing agents to clear and settle transactions on behalf of some of our institutional brokerage customers. We indemnify the clearing agents against loss that could occur for non-performance by our customers on transactions that are not sufficiently collateralized. Transactions subject to the indemnifications may include customer obligations related to the settlement of margin accounts and short positions, such as written call options and securities borrowing transactions.
We record a liability for mortgage loans that we expect to repurchase pursuant to various representations or warranties. See Note 16 (Securitizations and Variable Interest Entities) for further discussion and related amounts. Additionally, when we sell MSRs, we may provide indemnification for losses incurred due to material breaches of contractual representations or warranties as well as other recourse arrangements.
When we sell renewable energy tax credits, we indemnify the buyers for potential future losses incurred due to the disallowance or recapture of the transferred tax credits or material breaches of representations and warranties. Our maximum exposure for these tax credit indemnifications is capped at the amount of the transferred credits.
We also enter into other types of indemnification agreements in the ordinary course of business under which we agree to indemnify third parties against any damages, losses and expenses incurred in connection with legal and other proceedings arising from relationships or transactions with us. These relationships or transactions include those arising from service as a director or officer of the Company, underwriting agreements relating to our securities, acquisition agreements and various other business transactions or arrangements. Because the extent of our obligations under these agreements depends entirely upon the occurrence of future events, we are unable to determine our potential future liability under these agreements.

WRITTEN OPTIONS We enter into written foreign currency options and over-the-counter written equity put options that are derivative contracts that have the characteristics of a guarantee. Written put options give the counterparty the right to sell to us an underlying instrument held by the counterparty at a specified price by a specified date. While these derivative transactions expose us to risk if the option is exercised, we manage this risk by entering into offsetting trades or by taking short positions in the underlying instrument. We offset market risk related to options written to customers with cash securities or other offsetting derivative transactions. Additionally, for certain of these contracts, we require the counterparty to pledge the underlying instrument as collateral for the transaction. Our ultimate obligation under written options is based on future market conditions and is only quantifiable at settlement. The fair value of written options represents our view of the probability that we will be required to perform under the contract. The fair value of these written options was an asset of $178 million and a liability of $15 million at December 31, 2023 and 2022, respectively. The fair value may be an asset as a result of deferred premiums on certain option trades. The maximum exposure to loss represents the notional value of these derivative contracts. At December 31, 2023, the maximum exposure to loss was $34.0 billion, with $31.9 billion expiring in three years or less compared with $23.4 billion and $21.3 billion, respectively, at December 31, 2022. See Note 14 (Derivatives) for additional information regarding written derivative contracts.

MERCHANT PROCESSING SERVICES We provide debit and credit card transaction processing services through payment networks directly for merchants and as a sponsor for merchant processing servicers, including our joint venture with a third party that is accounted for as an equity method investment. In our role as the merchant acquiring bank, we have a potential obligation in connection with payment and delivery disputes between the merchant and the cardholder that are resolved in favor of the cardholder, referred to as a charge-back transaction. If we are unable to collect the amounts from the merchant, we incur a loss for the refund to the cardholder. We are secondarily obligated to make a refund for transactions involving sponsored merchant processing servicers. We generally have a low likelihood of loss in connection with our merchant processing services because most products and services are delivered when purchased and amounts are generally refunded when items are returned to the merchant. In addition, we may reduce our risk in connection with these transactions by withholding future payments and requiring cash or other collateral. We estimate our potential maximum exposure to be the total merchant transaction volume processed in the preceding four months, which is generally the lifecycle for a charge-back transaction. As of December 31, 2023, our potential maximum exposure was approximately $761.9 billion, and related losses, including those from our joint venture entity, were insignificant.

GUARANTEES OF SUBSIDIARIES In the normal course of business, the Parent may provide counterparties with guarantees related to its subsidiaries’ obligations. These obligations are included in the Company’s consolidated balance sheet or are reflected as off-balance sheet commitments, and therefore, the Parent has not recognized a separate liability for these guarantees.
Additionally, the Parent fully and unconditionally guarantees the payment of principal, interest, and any other amounts that may be due on securities that its 100% owned finance subsidiary, Wells Fargo Finance LLC, may issue. These securities are not guaranteed by any other subsidiary of the Parent. The guaranteed liabilities were $834 million and $948 million at December 31, 2023 and 2022, respectively. These guarantees rank on parity with all of the Parent’s other unsecured and unsubordinated indebtedness.
The assets of the Parent consist primarily of equity in its subsidiaries, and the Parent is a separate and distinct legal entity from its subsidiaries. As a result, the Parent’s ability to address claims of holders of these debt securities against the Parent under the guarantee depends on the Parent’s receipt of dividends, loan payments and other funds from its subsidiaries. If any of the Parent’s subsidiaries becomes insolvent, the direct creditors of that subsidiary will have a prior claim on that subsidiary’s assets. The rights of the Parent and the rights of the Parent’s creditors will be subject to that prior claim unless the Parent is also a direct creditor of that subsidiary. For additional information regarding other restrictions on the Parent’s ability to receive dividends, loan payments and other funds from its subsidiaries, see Note 26 (Regulatory Capital Requirements and Other Restrictions).

OTHER COMMITMENTS We may enter into commitments to purchase debt and equity securities for various business or investment purposes. As of December 31, 2023 and 2022, we had commitments to purchase debt securities of $0 and $100 million, respectively, and commitments to purchase equity securities of $9.2 billion and $3.8 billion, respectively. As of December 31, 2023, our commitments to purchase equity securities predominantly included Federal Reserve Bank stock and renewable energy investments.
As part of maintaining our memberships in certain clearing organizations, we are required to stand ready to provide liquidity to sustain market clearing activity in the event unforeseen events occur or are deemed likely to occur. Certain of these obligations are guarantees of other members’ performance and accordingly are included in Table 17.1 in Other guarantees and indemnifications.
We have commitments to enter into resale and securities borrowing agreements as well as repurchase and securities lending agreements with certain counterparties, including central clearing organizations. The amount of our unfunded contractual commitments for resale and securities borrowing agreements was $17.5 billion and $19.9 billion as of December 31, 2023 and 2022, respectively. The amount of our unfunded contractual commitments for repurchase and securities lending agreements was $746 million and $1.6 billion as of December 31, 2023 and 2022, respectively.
Given the nature of these commitments, they are excluded from Table 5.4 (Unfunded Credit Commitments) in Note 5 (Loans and Related Allowance for Credit Losses).